UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2020

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2020, the Board of Directors of Granite Construction Incorporated (the “Company”) appointed Elizabeth L. Curtis as Chief Accounting Officer and Vice President, Investor Relations, effective immediately. Ms. Curtis will serve as the Company’s principal accounting officer, a position previously held by Jigisha Desai. Ms. Desai will continue to serve in her role as the Company’s Chief Financial Officer. Prior to this appointment, Ms. Curtis has been serving as the Company’s Vice President of Investor Relations since June 2019 and she served as the Company’s Vice President and Integration Management Officer from June 2018 to June 2019. Ms. Curtis served as Vice President and Chief Accounting Officer for Layne Christensen Company from February 2016 to June 2018 prior to its merger with the Company. Prior to the Layne Christensen Company, Ms. Curtis worked for Cameron starting in 2009, serving in positions of increasing responsibility, most recently serving as Controller, External Reporting, Accounting Policies and Internal Controls from January 2015 to January 2016. Ms. Curtis began her career in public accounting with Deloitte and graduated from Texas A&M University with bachelor’s degrees in accounting and finance. Ms. Curtis is a certified public accountant in Texas.

In connection with Ms. Curtis’s appointment, she will receive: (1) an annual base salary of $325,000; (2) an annual incentive opportunity under the Company’s Annual Incentive Plan at a target achievement of 30% of her base salary, applicable commencing with the 2020 fiscal year under the terms of the Company’s Annual Incentive Plan; and (3) an equity award opportunity under the Company’s Long-Term Incentive Plan at a target achievement of 50% of her base salary. Ms. Curtis also participates in the Company’s Executive Retention and Severance Plan III. Under the Executive Retention and Severance Plan III, Ms. Curtis will be entitled to a severance multiple of 2x in the event her employment is terminated without cause by the Company or she resigns with good reason, in either case, within three years after a change in control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: October 16, 2020